UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021 (May 20, 2021)

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania	15222-5479
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Diane C. Creel, John R. Pipski and James E. Rohr each retired from the Board of Directors (the “Board”) of Allegheny Technologies Incorporated (the “Company”) effective at the conclusion of the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2021, consistent with the Board’s retirement age policies. Concurrently, the Board was reduced in size from twelve Directors to nine Directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, the Company held its Annual Meeting on May 20, 2021. As disclosed in the Company’s proxy materials for the Annual Meeting, the following proposals were considered and voted upon at the Annual Meeting: (1) the election of three directors for three-year terms expiring in 2024; (2) an advisory vote regarding the compensation paid to the Company’s named executive officers in 2020; and (3) ratification of the appointment of Ernst & Young LLP (“E&Y”) as independent auditors for the Company’s fiscal year ending December 31, 2021. Voting results for each such matter are provided below.

1.	Herbert J. Carlisle, David P. Hess and Marianne Kah were elected to serve as Directors of the Company for three-year terms ending in 2024. Votes were cast as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Herbert J. Carlisle	104,416,095	226,802	80,582	9,566,952
David P. Hess	102,315,722	2,323,286	84,472	9,566,952
Marianne Kah	104,218,843	415,570	89,066	9,566,952

2.	By advisory vote, the Company’s stockholders approved the 2020 compensation of the Company’s named executive officers. Votes were cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
103,087,465	1,440,482	195,532	9,566,952

3.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for 2021. Votes were cast as follows:

FOR	AGAINST	ABSTAIN
112,402,908	1,759,310	128,214

Item 7.01	Regulation FD Disclosure.

As previously disclosed in the Company’s Proxy Statement for the Annual Meeting, effective May 20, 2021, at the conclusion of the Annual Meeting, (a) Robert S. Wetherbee, who has served as the Company’s President and Chief Executive Officer since January 2019, was appointed Board Chair, President and Chief Executive Officer of the Company, and (b) J. Brett Harvey was appointed to serve as the Company’s Lead Independent Director. The Company issued a press release on May 20, 2021 regarding these matters. The press release is set forth in its entirety and attached as Exhibit 99.1 to this Form 8-K.

Also effective at the conclusion of the Annual Meeting, continuing Directors Leroy M. Ball, Jr., Carolyn Corvi, and James C. Diggs were appointed as Chairs, respectively, of the Board’s: Audit & Risk Committee; Personnel & Compensation Committee; and Nominating & Governance Committee.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Exhibit

(d)    Exhibit 99.1     Press Release dated May 20, 2021

104                 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Dated: May 21, 2021